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                                                                   EXHIBIT 10.27

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of November 12, 1998 by and among Irvine Apartment Communities, L.P., a Delaware limited partnership (the "PARTNERSHIP"), Irvine Apartment Communities, Inc., a Maryland corporation and the sole general partner of the Partnership (the "GENERAL PARTNER"), and IAC Capital Trust, a Delaware business trust (the "TRUST" and, together with the Partnership and the General Partner, the "COMPANIES"), and Greene Street 1998 Exchange Fund, L.P., a Delaware limited partnership (the "FUND"). Pursuant to a Contribution Agreement dated as of the date hereof (the "CONTRIBUTION AGREEMENT") between the General Partner and the Fund, the Fund has agreed to purchase Series B Preferred L.P. Units (as defined herein), of the Partnership. In order to induce the Fund to enter into the Contribution Agreement, the Companies have agreed to provide the registration rights set forth in this Agreement.

         The Companies agree with the Fund for the benefit of the beneficial owners (including the Fund) from time to time of the Series B Preferred L.P. Units and Registrable Securities (as defined herein) issued in exchange therefor (each of the foregoing, a "HOLDER" and together the "HOLDERS"), as follows:

         SECTION 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Contribution Agreement. As used in this Agreement, the following terms shall have the following meanings:

         Affiliate means with respect to any specified person, an "affiliate" of such person as defined in Rule 144.

         Amendment Effectiveness Deadline Date has the meaning set forth in
Section 2(d) hereof.

         Business Day means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or obligated by law or executive order to close.

         Contribution Agreement has the meaning set forth in the first paragraph of this Agreement.

         Deferral Notice has the meaning set forth in Section 3(i) hereof.

         Deferral Period has the meaning set forth in Section 3(i) hereof.
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         Designation Instrument means the Designation Instrument of the Series B
Preferred L.P. Units dated as of November 12, 1998 pursuant to which the Series
B Preferred L.P. Units were issued.

         Effectiveness Deadline Date has the meaning set forth in Section 2(a) hereof.

         Effectiveness Period means the period commencing with the Exchange Date and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

         Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Exchange Date, with respect to any Registrable Securities, means the date upon which the Series B Preferred L.P. Units are exchanged for such Registrable Securities pursuant to Section 9 of the Designation Instrument.

         Filing Deadline Date has the meaning set forth in Section 2(a) hereof.

         Fund has the meaning set forth in the first paragraph of this Agreement.

         Holder has the meaning set forth in the second paragraph of this Agreement.

         Initial Shelf Registration Statement has the meaning set forth in
Section 2(a) hereof.

         Material Event has the meaning set forth in Section 3(i) hereof.

         Notice and Questionnaire means a written notice delivered to the Registrants containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Appendix A hereto.

         Notice Holder means on any date any Holder that has delivered a Notice and Questionnaire and such other information as the Registrants may reasonably request to the Registrants on or prior to such date.

         Parent REIT Preferred Securities means shares of preferred stock of the General Partner into which the Series B Preferred L.P. Units are exchangeable pursuant to Section 9 of the Designation Instrument.

         Prospectus means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any


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amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         Registrable Securities means, at all times subsequent to the exchange of Series B Preferred L.P. Units pursuant to Section 9 of the Designation Instrument, the Trust Preferred Securities or the Parent REIT Preferred Securities, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earliest of (i) its sale under an effective Registration Statement, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) were it not held by an Affiliate of the Registrants or (iii) its sale pursuant to Rule 144.

         Registrant means each of the Companies which is a registrant (as necessary or desirable) under a Registration Statement.

         Registration Expenses has the meaning set forth in Section 5 hereof.

         Registration Statement means any registration statement of the Registrants that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such registration statement.

         Rule 144 means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         Rule 144A means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         SEC means the Securities and Exchange Commission.

         Securities Act means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         Series B Preferred L.P. Units means the Series B Preferred Limited Partner Units of the Partnership established pursuant to the Designation Instrument.

         Shelf Registration Statement means the Initial Shelf Registration Statement or a Subsequent Shelf Registration Statement.

         Subsequent Shelf Registration Statement has the meaning set forth in
Section 2(b) hereof.


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         Trust Preferred Securities means the preferred securities of IAC
Capital Trust into which the Series B Preferred L.P. Units are exchangeable pursuant to Section 9 of the Designation Instrument.

         SECTION 2. Shelf Registration. (a) The Registrants shall prepare and file with the SEC, as soon as practicable but in any event by the date (the "FILING DEADLINE DATE") 90 days after the Exchange Date, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "INITIAL SHELF REGISTRATION STATEMENT"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Registrants shall use their reasonable best efforts to cause the Initial Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable but in any event by the date (the "EFFECTIVENESS DEADLINE DATE") 160 days after the Exchange Date, and to keep the Initial Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement becomes effective, each Holder that became a Notice Holder on or prior to the date ten Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

          (b) If a Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Registrants shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Registrants shall use their reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep the Subsequent Registration Statement continuously effective until the end of the Effectiveness Period.

          (c) The Registrants shall supplement and amend the Shelf Registration Statement if required by the Securities Act and, if the Registrants do not reasonably object, as reasonably requested by the Fund on behalf of the Holders.


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          (d) Each Holder wishing to sell Registrable Securities pursuant to a
Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Registrants and such other information as the Registrants may reasonably request at least three Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement becomes effective, the Registrants shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five Business Days after such date:

                  (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Registrants shall file a post-effective amendment to the Shelf Registration Statement, use their reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") 45 days after the date such post-effective amendment is required by this clause to be filed;

                  (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and

                  (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i);

provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Registrants shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above upon expiration of the Deferral Period in accordance with Section 3(i). The Registrants shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus.

          SECTION 3. Registration Procedures. In connection with the registration obligations of the Registrants under Section 2 hereof, the Registrants shall:

          (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Fund copies of all such documents


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proposed to be filed and use their reasonable best efforts to reflect in each such document when so filed with the SEC such comments as the Fund reasonably shall propose and to which the Registrants do not reasonably object within two Business Days of the delivery of such copies to the Fund.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective from the Effectiveness Deadline Date to the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; use their reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement until the expiration of the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

          (c) As promptly as practicable, give notice to the Notice Holders and the Fund (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Registrants of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of a Material Event and (vi) of the determination by the Registrants that a post-effective amendment to a Registration Statement would be appropriate, which notice may, at the discretion of the Registrants (or as required pursuant to Section 3(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(i) shall apply.

          (d) Use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment

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          (e) If reasonably requested by the Fund or any Notice Holder, as promptly as practicable incorporate in a prospectus supplement or post-effective amendment to a Registration Statement such information as the Fund or such Notice Holder shall, on the basis of an opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or such post-effective amendment; provided that the Registrants shall not be required to take any actions under this Section 3(e) that are not, in the reasonable opinion of counsel for the Registrants, in compliance with applicable law.

          (f) Upon their request, as promptly as practicable furnish to each Notice Holder and the Fund, without charge, at least one conformed copy of any Registration Statement and any amendment thereto, including exhibits.

          (g) Deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Registrants hereby consent to the use of the Prospectus and each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

          (h) Prior to any public offering of the Registrable Securities, register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); keep each such registration or qualification (or exemption therefrom) effective during the period that a Shelf Registration Statement is required to be effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the applicable Registration Statement and the related Prospectus; provided that in no event shall the Registrants be obligated to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be so required to qualify but for this Section 3(h) or (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof not so subject.

          (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Registration Statement shall contain any untrue statement of a


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material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development or public filing with the SEC that, in the sole discretion of the Registrants, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus:

                  (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (except for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Registrants by or on behalf of Notice Holders specifically for use therein), and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Registrants by or on behalf of Notice Holders specifically for use therein), as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use their reasonable best efforts to cause it to become effective as promptly as is practicable, and

                  (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Notice Holder shall not sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Registrants that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

The Registrants will use their reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is


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practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Registrants, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Registrants or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the sole discretion of the Registrants, such suspension is no longer appropriate. The Registrants shall be entitled to exercise their right under this Section 3(i) to suspend the availability of the Shelf Registration Statement or any Prospectus no more than one time in any three month period or two times in any twelve month period, and the period during which the availability of the Registration Statement and any Prospectus is suspended (the "DEFERRAL PERIOD") shall not exceed thirty days; provided that in the case of a Material Event relating to
(I) an acquisition or a probable acquisition meeting the significance test of Rule 3-05(b)(2)(iv) of Regulation S-X under the Securities Act, (II) a financing or (III) a similar transaction, the Registrants may deliver to Notice Holders a second certificate to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 30 days, or such shorter period of time as is specified in such second notice; provided that the aggregate duration of any Deferral Periods shall not exceed 60 days in any three month period or 90 days in any 12 month period.

          (j) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities
Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Registrants commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (k) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations and registered in such names as such Notice Holder may request.

          (l) Provide a CUSIP number for all Registrable Securities not later than the effective date of the Initial Shelf Registration Statement and provide the transfer agent and registrar with printed certificates for the Registrable Securities that are in a form eligible for deposit with the Depository Trust Company.

          (m) Provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.


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          (n) Upon (i) the filing of the Initial Shelf Registration Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

          SECTION 4. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Registrants with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder shall promptly furnish to the Registrants all information required to be disclosed in order to make the information previously furnished to the Registrants by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Registrants may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

         SECTION 5. Registration Expenses. The Registrants shall bear all fees and expenses incurred in connection with the performance by the Registrants of their obligations under Sections 2 and 3 whether or not any Registration Statement becomes effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) to comply with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders may designate pursuant to
Section 3(h)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Registrants in connection with the Shelf Registration Statement, (v) reasonable fees and disbursements of the registrar and transfer agent for the Series B Preferred L.P. Units, the Parent REIT Preferred Securities or the Trust Preferred Securities and (vi) Securities Act liability insurance obtained by the Registrants in their sole discretion. In addition, the


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Registrants shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall be a nationally recognized law firm experienced in securities law matters designated by the Fund. In addition, the Registrants shall pay the internal expenses of the Registrants (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Registrants are then listed and the fees and expenses of any person, including special experts, retained by the Registrants. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall be responsible for any underwriting discounts and commissions related to the sale of such seller's Registrable Securities and shall pay all registration expenses to the extent the Registrants are prohibited by applicable Blue Sky laws from paying for or on behalf of such seller of Registrable Securities.

          SECTION 6. Indemnity and Contribution. (a) The Registrants agree, jointly and severally, to indemnify and hold harmless each Notice Holder and each person, if any, who controls any Notice Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Registrants in writing by such Holder expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus or Prospectus shall not inure to the benefit of any Notice Holder from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities, or any person controlling such Notice Holder, if a copy of the Prospectus (as then amended or supplemented if the Registrants shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Notice Holder to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Registrants with Section 3(b), 3(e) and 3(i).

          (b) Each Holder agrees severally, and not jointly, to indemnify and hold harmless the Registrants, their respective directors, trustees and officers and each person,


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if any, who controls any Registrant within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Registrants to such Holder, but only with reference to information relating to such Holder furnished in writing by such Holder to the Registrants expressly for use in such Registration Statement or Prospectus; provided that with respect to any amount due to an indemnified person under this paragraph (b), each Holder shall be liable only to the extent of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing. If an indemnifying party so elects within a reasonable time after receipt of such notice, an indemnifying party, severally or jointly with any other indemnifying parties receiving such notice, may assume the defense of such proceeding with counsel chosen by it and reasonably acceptable to the indemnified parties, provided that if (i) representation of such indemnified party by the same counsel would present a conflict of interest or (ii) the actual or potential parties (including impleaded parties) to, or targets of, any such proceeding included both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party, then the indemnifying parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such proceeding as a result of the proviso to the preceding sentence, the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties with counsel of its choice. If an indemnifying party assumes the defense of such action, in accordance with and as permitted by the provisions of this
Section 6(c), such indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority of the Series B Preferred L.P. Units represented by the Registrable Securities that were sold under the Registration Statement and gave rise to the indemnity claim pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the General Partner. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by this Section 6(c) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent that the indemnification provided for under Section 6(a) or 6(b) hereof is unavailable to an indemnified party or is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Registrants shall be deemed to be equal to the total net proceeds from the initial placement with the Fund pursuant to the Contribution Agreement (before deducting expenses) of the Series B Preferred L.P. Units underlying the Registrable Securities to which such losses, claims, damages or liabilities relate. The relative benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act. The relative fault of the Holders on the one hand and the Registrants on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Registrants and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement giving rise to the loss, claim, damage or liability, and not joint.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method or allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6(d), an indemnifying party that is a Holder selling Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or equity, including those available under the Contribution Agreement or otherwise.

          (f) The indemnity and contribution provisions contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or any Registrant, or any Registrant's officers, trustees or directors or any person controlling any Registrant and (iii) the sale of any Registrable Securities by any Holder.

          SECTION 7. Information Requirements. If at any time before the end of the Effectiveness Period any Registrant is not subject to the reporting requirements of the Exchange Act, the Registrants will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act. Nothing in this Section 7 shall be deemed to require any Registrant to register any of its securities under the Exchange Act.

          SECTION 8. Miscellaneous.

          (a) No Conflicting Agreements. The Registrants are not, as of the date hereof, nor shall they, on or after the date of this Agreement, enter into any agreement with respect to their securities that conflicts with the rights granted to the Holders in this Agreement. The Registrants represent and warrant that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Registrants' securities under any other agreements.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Registrants have obtained the written consent of Holders of a majority of the then outstanding Registrable Securities (based on the number of Series B Preferred L.P. Units underlying such Registrable Securities). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

                  (x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Registrants in a Notice and Questionnaire or any amendment thereto;

                  (y)      if to the Registrants, to:
                           Irvine Apartment Communities
                           550 Newport Center Drive, Suite 300
                           Newport Beach, California 92660
                           Attention: James E. Mead

                           and

                  (z)      if to the Fund, to:
                           Greene Street 1998 Exchange Fund, L.P.
                           c/o Goldman Sachs Management Partners, L.P.
                           One New York Plaza
                           New York, New York 10004
                           Attention: Elizabeth Groves

or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

          (d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by any of the Registrants or their respective affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Fund or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of Registrable Securities or Series B Preferred L.P. Units) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (e) Successors and Assigns. Any person who receives any Registrable Securities from the Fund shall be deemed, for purposes of this Agreement, to be an assignee of the Fund. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

          (i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Registrants with respect to the Registrable Securities. Except as provided in the Contribution Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Registrants with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

          (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof, each of which shall remain in effect in accordance with their terms.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       IRVINE APARTMENT COMMUNITIES, L.P.,
                                       a Delaware limited partnership

                                         By: Irvine Apartment Communities, Inc.,
                                             a Maryland corporation,
                                             its sole general partner

                                         By: /s/ JAMES E. MEAD
                                             -----------------------------------
                                             Name:  James E. Mead
                                             Title: Senior Vice President,
                                                    Chief Financial Officer
                                                      and Secretary


                                         IRVINE APARTMENT COMMUNITIES, INC.,
                                                a Maryland corporation

                                         By: /s/ JAMES E. MEAD
                                             -----------------------------------
                                             Name:  James E. Mead
                                             Title: Senior Vice President,
                                                    Chief Financial Officer
                                                      and Secretary


                                         IAC CAPITAL TRUST

                                         By: /s/ JAMES E. MEAD
                                             -----------------------------------
                                             James E. Mead, not in his
                                             individual capacity but
                                             solely as Regular Trustee


Accepted as of the date
first written above:


GREENE STREET 1998 EXCHANGE FUND, L.P.
(for its benefit and for the
benefit of the other Holders)



By: /s/ ELIZABETH C. GROVES
   -------------------------------------
   Name:  Elizabeth C. Groves
   Title: Vice President

                                                                         ANNEX A


                       IRVINE APARTMENT COMMUNITIES, L.P.
                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial holder of the preferred securities of IAC Capital Trust (the "TRUST PREFERRED SECURITIES") into which the Series B Preferred Limited Partnership Units (the "SERIES B PREFERRED L.P. UNITS") of Irvine Apartment Communities, L.P. have been exchanged or the shares of preferred stock of Irvine Apartment Communities, Inc. (the "PARENT REIT PREFERRED SECURITIES") into which the Series B Preferred L.P. Units have been exchanged (the Trust Preferred Securities and the Parent REIT Preferred Securities are herein collectively referred to as the "REGISTRABLE SECURITIES") understands that IAC Capital Trust, Irvine Apartment Communities, Inc. and/or Irvine Apartment Communities, L.P., as necessary or desirable, have filed or intend to file (each such filing entity, a "REGISTRANT") with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (the "REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November 12, 1998 (the "REGISTRATION RIGHTS AGREEMENT"), between Irvine Apartment Communities, L.P. and Greene Street 1998 Exchange Fund, L.P. A copy of the Registration Rights Agreement is available from any of the Registrants upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). BENEFICIAL OWNERS THAT DO NOT COMPLETE THIS NOTICE AND QUESTIONNAIRE AND DELIVER IT TO THE REGISTRANTS AS PROVIDED BELOW WILL NOT BE NAMED AS SELLING SECURITYHOLDERS IN THE PROSPECTUS AND THEREFORE WILL NOT BE PERMITTED TO SELL ANY REGISTRABLE SECURITIES PURSUANT TO THE REGISTRATION STATEMENT. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Registration Statement, the Registrants will, as promptly as practicable but in any event within five business days of such receipt, file such amendments to the Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby gives notice to the Registrants of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item (3) (unless otherwise specified under Item (3)) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Registrants' directors, trustees, securityholders and the officers of Irvine Apartment Communities, Inc. who sign the Registration Statement on behalf of any Registrant, and each person, if any, who controls any Registrant within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

         The undersigned hereby provides the following information to the Registrants and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.   (a) Full Legal Name of Selling Securityholder:

         -----------------------------------------------------------------------

     (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

         -----------------------------------------------------------------------

     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

         -----------------------------------------------------------------------

2.   Address for Notices to Selling Securityholder:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Telephone:
                     -----------------------------------------------------------
     Fax:
                     -----------------------------------------------------------
     Contact Person:
                     -----------------------------------------------------------


3.   Beneficial Ownership of Registrable Securities:

     (a) Type and Principal Amount of Registrable Securities beneficially owned (list issuer and title of securities):

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

     (b) CUSIP No(s). of such Registrable Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

4. Beneficial Ownership of Other Securities of Irvine Apartment Communities, Inc., IAC Capital Trust or Irvine Apartment Communities, L.P. owned by the Selling Securityholder:

     Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Irvine Apartment Communities, Inc., IAC

     Capital Trust or Irvine Apartment Communities, L.P. other than the Registrable Securities listed above in Item (3).

     (a) Type and Amount of Other Securities beneficially owned by the Selling
         Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

     (b) CUSIP No(s). of such Other Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5. Relationships with Irvine Apartment Communities, Inc., IAC Capital Trust or Irvine Apartment Communities, L.P.:

     Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Irvine Apartment Communities, Inc., IAC

     Capital Trust or Irvine Apartment Communities, L.P. (or its predecessors or affiliates) during the past three years.

     State any exceptions here:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

6.   Plan of Distribution:

     Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)
     (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging in positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

     State any exceptions here:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior approval of the Registrants.

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

         Pursuant to the Registration Rights Agreement, the Registrants have agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Registrants of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Registrants in connection with the preparation or amendment of the Registration Statement and the related prospectus.

              IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
        ------------------------       -----------------------------------------
                                       Beneficial Owner

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO THE REGISTRANTS AT:

                          Irvine Apartment Communities
                       550 Newport Center Drive, Suite 300
                         Newport Beach, California 92660
                               Attn: James E. Mead